----------------
SPECIALTY EQUITY
----------------

Alliance Global
Environment Fund

Semi-Annual Report
April 30, 2000


                      AllianceCapital [LOGO](R)
                      The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 4, 2000

Dear Shareholder:

This report provides you with an update of the performance and market activity of Alliance Global Environment Fund (the "Fund") for the semi-annual reporting period ended April 30, 2000. Several months ago, we recommended that the Fund's shareholders approve our proposal to liquidate the Fund, which has become too small to remain viable over the longer term. At the conclusion of their Special Meeting on June 29, 2000, the Fund's shareholders overwhelmingly approved the liquidation proposal. We currently anticipate that the liquidation will be concluded, and liquidation proceeds transmitted to shareholders, during July. We thank you for your past support of the Fund.

Investment Objective and Policies

Alliance Global Environment Fund is designed for investors desiring to participate in companies expected to benefit from the increased global commitment to a cleaner environment. Under normal circumstances, the Fund will invest substantially all of its assets in equity securities in two categories of Eligible Companies: those having a principal business including environmental protection and other providers of products or services intended to contribute to the environment.

Investment Results

The following table provides the Fund's investment results for the six- and 12-month periods ended April 30, 2000. For comparison purposes, relevant performance data is also provided for the Fund's benchmark index, the unmanaged First Analysis Securities Corporation ("FASC") Environmental Index, an index of companies in the environmental industry and the unmanaged Standard & Poor's 500 Stock Index (the "S&P 500"), a broad measure of the U.S. stock market.

INVESTMENT RESULTS*
Periods Ended April 30, 2000

                                                     ---------------------------
                                                           Total Returns
                                                     ---------------------------
                                                     6 Months          12 Months
--------------------------------------------------------------------------------
Alliance Global
Environment
Fund
  Class A                                             21.47%              4.64%
--------------------------------------------------------------------------------
  Class B                                             21.05%              3.92%
--------------------------------------------------------------------------------
  Class C                                             20.99%              3.94%
--------------------------------------------------------------------------------
S&P 500
Stock Index                                            7.18%             10.12%
--------------------------------------------------------------------------------
FASC
Environmental
Index                                                 -5.71%            -25.20%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value of each class of shares as of April 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged FASC Environmental Index is an index of companies in the environmental industry. The S&P 500 Stock Index is an unmanaged index of 500 U.S. companies, and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including Alliance Global Environment Fund.


--------------------------------------------------------------------------------
                                            ALLIANCE GLOBAL ENVIRONMENT FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      Until October 3, 1997, the Fund operated as a closed-end investment company and its common stock (which then comprised a single class) was listed on the New York Stock Exchange. After October 3, 1997, all of the common stock was converted into Class A shares of the Fund and the Fund commenced a continuous offering of its Class A, Class B, Class C and Advisor Class shares. All historical performance information for Class A shares through October 3, 1997 is for the Fund's common stock, based on net asset value, while it was a closed-end fund.

      Additional investment results appear on pages 4-7.

Investment Results

For the six-month period ended April 30, 2000, the Fund's Class A shares' return of 21.47% outperformed the S&P 500 Stock Index return of 7.18%. For the 12-month period ended April 30, 2000, the Fund's Class A shares return of 4.64% underperformed the S&P 500 Stock Index which returned 10.12%. For the six- and 12-month period, the Fund outperformed the FASC Environmental Index's returns of -5.71% and -25.20%, respectively. While a few of the more traditional environmental stocks performed poorly, a number of the other stocks that have less of a direct play on the environment were responsible for the good performance of the Fund versus its benchmarks. These stocks that performed well, such as Cuno Inc., AES Corp., Enron Corp., Vivendi, Millipore Corp., and General Electric Co., have good paths. The fundamentals remain solid for these stocks, and we expect them to perform well in the future.

Economic Commentary

The past year for the U.S. economy has been remarkable. As we began the new millennium, worldwide economies enjoyed renewed and continued prosperity. Recently, however, economic winds have shifted. U.S. data has pushed expectations in the direction of an economic slowdown. Weakness in auto and chain-store sales, declines in purchases of new and existing homes, a drop in factory orders, a fall-off in construction spending, further softening in manufacturing, and a favorable inflation survey have painted a clear picture of a downshifting economy. The unemployment report showed further economic slowdown with an unexpected decline in private-sector payrolls in May, a two-tenths of 1% increase in the unemployment rate to 4.1%, a decrease in hours-worked, and a tiny 1(cent) month-on-month increase in hourly earnings. There can be little doubt that the U.S. economy has slowed during the second quarter from its first quarter growth pace of 5.4%.

The U.S. economy, we believe, has stepped back a bit and slowed down but not to the degree necessary to eliminate existing inflationary imbalances. During the second and third quarters, we do expect final demand growth to fall toward 4% while production gains move toward 3% . . . but two quarters of below-potential growth will not relieve labor market pressures, and it certainly will not solve the massive U.S. trade problem. To the contrary, four-to-six quarters of growth between 2% and 4% appear to be required. This latter possibility describes the desirable "soft" landing; the alternative "hard" landing implies an even sharper decel-


--------------------------------------------------------------------------------
2 o ALLIANCE GLOBAL ENVIRONMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

eration, albeit more compressed, including the chance of negative growth.

So far, activity in the market with the recent rebound in stock prices and fall in interest rates during the period under review, are based on the hope that the Federal Reserve has done enough to achieve a soft landing. Indeed, a pause in the Fed's tightening program is possible and perhaps even prudent. But these asset price movements are actually self-defeating, since they will stimulate spending and cause the economy to reaccelerate later this year. Eventually, the Fed will need to tighten further--we estimate by as much as 100 basis points by year-end. Asset prices will subsequently retreat, borrowing costs will rise, consumer confidence will finally fall from its lofty perch, and with a little luck, the U.S. economy will make a soft landing during 2001.

Again, we thank you for your past interest and investment in the Alliance Global Environment Fund.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Michael R. Baldwin

Michael R. Baldwin
Vice President


[PHOTO OMITTED]         John D.
                        Carifa

[PHOTO OMITTED]         Michael R.
                        Baldwin

Portfolio Manager, Michael R. Baldwin, has over 14 years of investment experience.


--------------------------------------------------------------------------------
                                            ALLIANCE GLOBAL ENVIRONMENT FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL ENVIRONMENT FUND
GROWTH OF A $10,000 INVESTMENT
6/30/90* TO 4/30/00

                            [MOUNTAIN CHART OMITTED]

S&P 500 Stock Index: $51,208

Alliance Global Environment Fund Class A**: $17,117

FASC Environmental Index: $10,629

This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Environment Fund Class A shares (from 6/30/90 to 4/30/00) as compared to the performance of appropriate indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged FASC Environmental Index is an index of companies in the environmental industry.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

When comparing Alliance Global Environment Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including Alliance Global Environment Fund.

*     Closest month-end after Fund's Class A share inception date of 6/1/90.

** Until October 3, 1997, the Fund operated as a closed-end investment company and its common stock (which then comprised a single class) was listed on the New York Stock Exchange. After October 3, 1997, all of the common stock was converted into Class A shares of the Fund and the Fund commenced a continuous offering of its Class A, Class B, Class C and Advisor Class shares. All historical performance information for Class A shares through October 3, 1997 is for the Fund's common stock, based on net asset value, while it was a closed-end fund.


--------------------------------------------------------------------------------
4 o ALLIANCE GLOBAL ENVIRONMENT FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL ENVIRONMENT FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                              [BAR CHART OMITTED]

           Alliance Global Environment Fund--Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                              Alliance Global                 FASC
                              Environment Fund         Environmental Index
--------------------------------------------------------------------------------
      4/30/91*                      2.38%                    -6.84%
      4/30/92                     -10.00%                    -7.99%
      4/30/93                      -9.37%                    -1.76%
      4/30/94                       2.16%                    -7.73%
      4/30/95                       3.43%                     4.33%
      4/30/96                      29.78%                    20.43%
      4/30/97                      13.08%                     5.58%
      4/30/98                      37.82%                    20.16%
      4/30/99                      -3.54%                    14.67%
      4/30/00                       4.64%                   -25.20%

Past performance in no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. The unmanaged FASC Environmental Index is an index of companies in the environmental industry. The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Global Environment Fund.

* The Fund's return for the period ended 4/30/91 is from the Fund's inception date of 6/1/90. The benchmark's return for the period ended 4/30/91 is from 5/31/90 through 4/30/91.

      Until October 3, 1997, the Fund operated as a closed-end investment company and its common stock (which then comprised a single class) was listed on the New York Stock Exchange. After October 3, 1997, all of the common stock was converted into Class A shares of the Fund and the Fund commenced a continuous offering of its Class A, Class B, Class C and Advisor Class shares. All historical performance information for Class A shares through October 3, 1997 is for the Fund's common stock, based on net asset value, while it was a closed-end fund.


--------------------------------------------------------------------------------
                                            ALLIANCE GLOBAL ENVIRONMENT FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
April 30, 2000 (unaudited)

INCEPTION DATE         PORTFOLIO STATISTICS
(Class A shares)       Assets ($mil): $8603.
6/1/90                 Median Market Capitalization ($mil): $3789

SECTOR BREAKDOWN
34.2% Capital Goods
28.4% Basic Industries
11.7% Energy
 8.1% Consumer Staples                      [PIE CHART OMITTED]
 6.3% Utilities
 5.2% Multi-Industry
 4.5% Transportation
 1.6% Technology

All data as of April 30, 2000. The Fund's sector breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
6 o ALLIANCE GLOBAL ENVIRONMENT FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF APRIL 30, 2000

Class A Shares
--------------------------------------------------------------------------------
                               Without Sales Charge       With Sales Charge
                     1 Year           4.64%                     0.22%
                     5 Year          15.34%                    14.35%
            Since Inception*          6.11%                     5.65%

Class B Shares
--------------------------------------------------------------------------------
                               Without Sales Charge       With Sales Charge
                     1 Year           3.92%                    -0.08%
            Since Inception           3.53%                     3.29%

Class C Shares
--------------------------------------------------------------------------------
                               Without Sales Charge       With Sales Charge
                     1 Year           3.94%                     2.94%
            Since Inception*          5.17%                     5.17%

SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2000)

                                   Class A           Class B          Class C
--------------------------------------------------------------------------------
                     1 Year         12.62%            12.93%           16.24%
                    5 Years         14.02%             N/A              N/A
            Since Inception*         5.26%             1.74%            3.68%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

n/a: not applicable

*     Inception Date: 6/1/90, Class A: 10/6/97, Class B: 11/5/97, Class C.

      Until October 3, 1997, the Fund operated as a closed-end investment company and its common stock (which then comprised a single class) was listed on the New York Stock Exchange. After October 3, 1997, all of the common stock was converted into Class A shares of the Fund and the Fund commenced a continuous offering of its Class A, Class B, Class C and Advisor Class shares. All historical performance information for Class A shares through October 3, 1997 is for the Fund's common stock, based on net asset value, while it was a closed-end fund.


--------------------------------------------------------------------------------
                                            ALLIANCE GLOBAL ENVIRONMENT FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
April 30, 2000 (unaudited)

                                                                      Percent of
Company                                            U.S. $ Value       Net Assets
--------------------------------------------------------------------------------
Millipore Corp.--Develops, manufactures and
   sells products that are used primarily
   for the analysis, identification,
   monitoring and purification of liquids
   and gases.                                        $1,060,975            12.3%
--------------------------------------------------------------------------------
TETRA Technologies, Inc.--Provides
   comprehensive resource management,
   infrastructure and telecommunications
   support services.                                    602,305             7.0
--------------------------------------------------------------------------------
Calpine Corp.--Acquires, develops,
   operates and owns power generation
   facilities, as well as sells electricity
   in the United States. The company also
   provides thermal energy for industrial
   customers.                                           503,250             5.8
--------------------------------------------------------------------------------
AES Corp.--Provides electricity to
   customers. The company owns or has an
   interest in ninety four power facilities
   in fourteen countries.                               494,656             5.8
--------------------------------------------------------------------------------
Sealed Air Corp.--The company manufactures
   and sells protective and specialty
   packaging products.                                  422,750             4.9
--------------------------------------------------------------------------------
Enron Corp.--The company produces
   electricity and natural gas, develops,
   constructs, and operates energy
   facilities worldwide and delivers both
   physical commodities and financial and
   risk management services.                            418,125             4.9
--------------------------------------------------------------------------------
Cuno, Inc.--The company designs,
   manufactures and markets a line of
   filtration products used in the
   healthcare, fluid processing and potable
   water industries.                                    406,875             4.7
--------------------------------------------------------------------------------
Vivendi--An industrial service group that
   services the world market through
   subsidiaries in several areas. The
   subsidiaries produce and distribute
   water, generate electricity, collect and
   dispose of waste, offer construction and
   urban development services, provide
   mobile and fixed line telephone internet
   access services and publish newspapers
   books, and magazines.                                405,888             4.7
--------------------------------------------------------------------------------
Brambles Industries, Ltd.--The company
   offers waste management services, pallet
   management systems, international tank
   container leasing and marine towage
   services.                                            351,860             4.1
--------------------------------------------------------------------------------
Waste Management, Inc.--The company provides
   waste management services throughout the
   United States, Puerto Rico, and Mexico.              325,438             3.8
--------------------------------------------------------------------------------
                                                     $4,992,122            58.0%


--------------------------------------------------------------------------------
8 o ALLIANCE GLOBAL ENVIRONMENT FUND

                                                          ----------------------
                                                          SECTOR DIVERSIFICATION
                                                          ----------------------

SECTOR DIVERSIFICATION
April 30, 2000 (unaudited)

                                                                      Percent of
                                                     U.S. $ Value     Net Assets
--------------------------------------------------------------------------------
Basic Industries                                      $2,226,663         25.9%
--------------------------------------------------------------------------------
Capital Goods                                          2,680,005         31.2
--------------------------------------------------------------------------------
Consumer Staples                                         635,437          7.4
--------------------------------------------------------------------------------
Energy                                                   912,781         10.6
--------------------------------------------------------------------------------
Multi-Industry                                           405,888          4.7
--------------------------------------------------------------------------------
Technology                                               122,375          1.4
--------------------------------------------------------------------------------
Transportation                                           351,860          4.1
--------------------------------------------------------------------------------
Utilities                                                492,250          5.7
--------------------------------------------------------------------------------
Total Investments*                                     7,827,259         91.0
--------------------------------------------------------------------------------
Cash and other assets, net of liabilities                775,310          9.0
--------------------------------------------------------------------------------
Net Assets                                            $8,602,569        100.0%
--------------------------------------------------------------------------------

*     Excludes short-term obligations.


--------------------------------------------------------------------------------
                                            ALLIANCE GLOBAL ENVIRONMENT FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2000 (unaudited)

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------

Common Stocks-91.0%
Australia-4.1%
Brambles Industries, Ltd. ...................          12,500       $   351,860
                                                                    -----------

France-4.7%
Vivendi .....................................           4,100           405,888
                                                                    -----------

United States-82.2%
AES Corp.(a) ................................           5,500           494,656
Calpine Corp.(a) ............................           5,500           503,250
Catalytica, Inc.(a) .........................          11,000           122,375
Cuno, Inc.(a) ...............................          15,000           406,875
Donaldson Company, Inc. .....................          13,000           302,250
E Town Corp. ................................           4,000           260,750
Ecolab, Inc. ................................           4,800           187,500
Enron Corp. .................................           6,000           418,125
General Electric Co. ........................           1,900           298,775
Graco, Inc. .................................           8,900           301,487
Millipore Corp. .............................          14,800         1,060,975
OM Group, Inc. ..............................           5,000           230,000
Republic Services, Inc.(a) ..................          13,000           177,937
Sealed Air Corp.(a) .........................           7,600           422,750
Sigma-Aldrich Corp. .........................           4,500           132,188
SJW Corp. ...................................           2,000           231,500
Spartech Corp. ..............................           3,000           104,250
TETRA Technologies, Inc.(a) .................          25,562           602,305
United Technologies Corp. ...................           4,400           273,625
Waste Connections, Inc.(a) ..................          17,000           212,500
Waste Management, Inc. ......................          20,500           325,438
                                                                    -----------
                                                                      7,069,511
                                                                    -----------
Total Common Stocks
   (cost $5,500,721) ........................                         7,827,259
                                                                    -----------

Time Deposit-11.6%
FNB London
   6.00%, 5/01/00
   (cost $1,000,000) ........................          $1,000         1,000,000
                                                                    -----------

Total Investments-102.6%
   (cost $6,500,721) ........................                         8,827,259
Other assets less liabilities-(2.6)% ........                          (224,690)
                                                                    -----------

Net Assets-100% .............................                       $ 8,602,569
                                                                    ===========

(a) Non-income producing security.

    See notes to financial statements.


--------------------------------------------------------------------------------
10 o ALLIANCE GLOBAL ENVIRONMENT FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2000 (unaudited)

Assets
Investments in securities, at value (cost $6,500,721) .........     $ 8,827,259
Cash ..........................................................          31,402
Receivable for investment securities sold .....................       1,000,163
Receivable due from advisor ...................................           6,044
Dividends and interest receivable .............................           4,770
                                                                    -----------
Total assets ..................................................       9,869,638
                                                                    -----------
Liabilities
Payable for investment securities purchased ...................       1,000,000
Payable for capital stock redeemed ............................          28,323
Accrued expenses ..............................................         238,746
                                                                    -----------
Total liabilities .............................................       1,267,069
                                                                    -----------
Net Assets ....................................................     $ 8,602,569
                                                                    ===========
Composition of Net Assets
Capital stock, at par .........................................     $     1,279
Additional paid-in capital ....................................       6,416,283
Accumulated net investment loss ...............................         (81,405)
Accumulated net realized loss on investments and
   foreign currency transactions ..............................         (59,846)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities ........       2,326,258
                                                                    -----------
                                                                    $ 8,602,569
                                                                    ===========
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($8,067,675 / 1,197,716 shares of capital stock
   issued and outstanding) ....................................           $6.74
Sales charge--4.25% of public offering price ..................             .30
                                                                          -----
Maximum offering price ........................................           $7.04
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($345,027 / 52,099 shares of capital stock
   issued and outstanding) ....................................           $6.62
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($184,022 / 27,967 shares of capital stock
   issued and outstanding) ....................................           $6.58
                                                                          =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($5,845 / 857 shares of capital stock issued
   and outstanding) ...........................................           $6.82
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                           ALLIANCE GLOBAL ENVIRONMENT FUND o 11

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2000 (unaudited)

Investment Income
Dividends .....................................    $    30,228
Interest ......................................         16,570      $    46,798
                                                   -----------
Expenses
Advisory fee ..................................         46,466
Distribution fee - Class A ....................          8,050
Distribution fee - Class B ....................            819
Distribution fee - Class C ....................            393
Custodian .....................................         88,578
Audit and legal ...............................         56,396
Transfer agency ...............................         18,084
Directors' fees ...............................         15,000
Registration ..................................         11,623
Printing ......................................          9,793
Miscellaneous .................................          6,012
                                                   -----------
Total expenses ................................        261,214
Less: expenses waived and reimbursed
   by the Adviser (see Note B) ................       (132,256)
Less: expense offset arrangement
   (see Note B) ...............................           (755)
                                                   -----------
Net expenses ..................................                         128,203
                                                                    -----------
Net investment loss ...........................                         (81,405)
                                                                    -----------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized gain on investment
   transactions ...............................                          42,426
Net realized loss on foreign currency
   transactions ...............................                            (429)
Net change in unrealized
   appreciation/depreciation of:
     Investments ..............................                       1,669,441
     Foreign currency denominated assets
       and liabilities ........................                            (254)
                                                                    -----------
Net gain on investments and foreign
   currency transactions ......................                       1,711,184
                                                                    -----------
Net Increase in Net Assets
   from Operations ............................                     $ 1,629,779
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE GLOBAL ENVIRONMENT FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Six Months
                                                     Ended          Year Ended
                                                April 30, 2000      October 31,
                                                  (unaudited)          1999
                                                --------------     ------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss ........................     $    (81,405)     $   (306,647)
Net realized gain on investments and
   foreign currency transactions ...........           41,997         1,127,642
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ......        1,669,187            83,310
                                                 ------------      ------------
Net increase in net assets from
   operations ..............................        1,629,779           904,305
Distributions to Shareholders from:
Net realized gain on investments
   Class A .................................         (161,779)       (4,655,923)
   Class B .................................           (4,947)          (70,731)
   Class C .................................           (2,823)           (9,442)
   Advisor Class ...........................             (107)           (1,754)
Capital Stock Transactions
Net decrease ...............................       (1,701,014)         (805,430)
                                                 ------------      ------------
Total decrease .............................         (240,891)       (4,638,975)
Net Assets
Beginning of year ..........................        8,843,460        13,482,435
                                                 ------------      ------------
End of period ..............................     $  8,602,569      $  8,843,460
                                                 ------------      ------------

See notes to financial statements.


--------------------------------------------------------------------------------
                                           ALLIANCE GLOBAL ENVIRONMENT FUND o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Global Environment Fund (the "Fund") is registered under the Investment Company Act of 1940 (the "1940 Act"), as a non-diversified, open-end management investment company. Until October 3, 1997, the Fund was registered under the 1940 Act as a non-diversified, closed-end management investment company. After October 3, 1997, all of the common stock was converted to Class A shares of the Fund and the Fund commenced a public offering of its Class A, Class B, Class C and Advisor Class of shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, (but excluding securities traded on the Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by,


--------------------------------------------------------------------------------
14 o ALLIANCE GLOBAL ENVIRONMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for Federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance


--------------------------------------------------------------------------------
                                           ALLIANCE GLOBAL ENVIRONMENT FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the Advisory Agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") a fee at the annual rate of 1.10% of the Fund's average daily net assets up to $100 million, .95 of 1% of the next $100 million of the Fund's average daily net assets, and .80 of 1% of the Fund's average daily net assets over $200 million. The fee is accrued daily and paid monthly. Effective February 1, 1999 the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 3.00%, 3.70%, 3.70% and 2.70% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the six months ended April 30, 2000, such waivers and reimbursement amounted to $132,256.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $9,200 for the six months ended April 30, 2000.

For the six months ended April 30, 2000, the Fund's expenses were reduced by $755 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has $583 and $3,500 in contingent deferred sales charges imposed upon redemption by shareholders of Class B and Class C shares, for the six months ended April 30, 2000.

Brokerage commissions paid on investment transactions for the six months ended April 30, 2000, amounted to $7,856, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides


--------------------------------------------------------------------------------
16 o ALLIANCE GLOBAL ENVIRONMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $698,827 and $189,871 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $2,092,626 and $4,881,032 respectively, for the six months ended April 30, 2000. There were no purchases or sales of U.S. government or government agency obligations for the six months ended April 30, 2000. At April 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $2,554,376 and gross unrealized depreciation of investments was $227,838, resulting in net unrealized appreciation of $2,326,538, (excluding foreign currency transactions).

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Until October 3, 1997, the Fund was a closed end management investment company. Transactions in capital stock were as follows:

                       -------------------------------    -------------------------------
                                    Shares                             Amount
                       -------------------------------    -------------------------------
                       Six Months Ended     Year Ended    Six Months Ended     Year Ended
                         April 30, 2000    October 31,      April 30, 2000    October 31,
                            (unaudited)           1999         (unaudited)           1999
                       ------------------------------------------------------------------
Class A
Shares sold                      51,080         83,689         $   292,929    $   527,447
-----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                  18,780        563,375             103,102      2,935,183
-----------------------------------------------------------------------------------------
Shares redeemed                (381,291)      (732,786)         (2,243,511)    (4,459,977)
-----------------------------------------------------------------------------------------
Net decrease                   (311,431)       (85,722)        $(1,847,480)   $  (997,347)
=========================================================================================


--------------------------------------------------------------------------------
                                           ALLIANCE GLOBAL ENVIRONMENT FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                     ------------------------------   ------------------------------
                                 Shares                            Amount
                     ------------------------------   ------------------------------
                     Six Months Ended    Year Ended   Six Months Ended    Year Ended
                       April 30, 2000   October 31,     April 30, 2000   October 31,
                          (unaudited)          1999        (unaudited)          1999
                     ---------------------------------------------------------------
Class B
Shares sold                    17,975        40,120          $ 108,748     $ 244,845
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                   916        11,443              4,947        59,160
------------------------------------------------------------------------------------
Shares redeemed               (14,569)      (22,153)           (87,842)     (123,377)
------------------------------------------------------------------------------------
Net increase                    4,322        29,410          $  25,853     $ 180,628
====================================================================================

Class C
Shares sold                    26,696         4,336          $ 149,631     $  24,606
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                   525           246              2,817         1,263
------------------------------------------------------------------------------------
Shares redeemed                (4,974)       (2,567)           (30,338)      (16,808)
------------------------------------------------------------------------------------
Net increase                   22,247         2,015          $ 122,110     $   9,061
====================================================================================

Advisor Class
Shares sold                     1,704            77          $  10,067     $     489
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                    19           331                106         1,739
------------------------------------------------------------------------------------
Shares redeemed                (1,831)           -0-           (11,670)           -0-
------------------------------------------------------------------------------------
Net increase
  (decrease)                     (108)          408          $  (1,497)    $   2,228
====================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility ("the Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2000.

NOTE G

Subsequent Events

On February 28, 2000, the Board of Directors of the Fund considered and approved, and recommended to shareholders for their approval, the liquidation and dissolution of the Fund. A proxy statement for a Special Meeting of Shareholders to be held on May 18 relating to this recommendation has been mailed to shareholders. Effective February 28, 2000, the Fund suspended sales of its shares pending consideration by shareholders of this proposal.


--------------------------------------------------------------------------------
18 o ALLIANCE GLOBAL ENVIRONMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   ---------------------------------------------------------------------------------------------
                                                                               CLASS A
                                   ---------------------------------------------------------------------------------------------
                                    Six Months
                                         Ended
                                     April 30,                                     Year Ended October 31,
                                          2000           -----------------------------------------------------------------------
                                   (unaudited)               1999              1998           1997           1996           1995
                                   ---------------------------------------------------------------------------------------------
Net asset value,
  beginning of year ..............    $   5.66           $   8.34          $  18.77       $  16.48       $  12.37       $  11.74
                                   ---------------------------------------------------------------------------------------------
Income From
  Investment Operations
Net investment income (loss) .....        (.06)(a)(b)        (.18)(a)(b)       (.24)(a)       (.23)(a)       (.13)(a)        .03
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ...................        1.25                .60             (1.12)          3.65           4.26            .60
                                   ---------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .....................        1.19                .42             (1.36)          3.42           4.13            .63
                                   ---------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ..............          -0-                -0-               -0-            -0-          (.02)            -0-
Distributions from net realized
  gain on investments and
  foreign currency transactions ..        (.11)             (3.10)            (9.07)         (1.13)            -0-            -0-
                                   ---------------------------------------------------------------------------------------------
Total dividends and
  distributions ..................        (.11)             (3.10)            (9.07)         (1.13)          (.02)            -0-
                                   ---------------------------------------------------------------------------------------------
Net asset value, end of period ...    $   6.74           $   5.66          $   8.34       $  18.77       $  16.48       $  12.37
                                   =============================================================================================
Market value, end of year ........                                                                       $  13.25       $  9.375
                                   =============================================================================================
Total Return
Total investment return
  based on net asset value .......       21.47%(c)           8.21%(c)      (10.51)%(c)       23.51%(c)      33.48%(d)       5.37%(d)
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ................    $  8,068           $  8,540          $ 13,295       $ 52,378       $100,271       $ 85,416
Ratio to average net assets:
  Expenses, net of
    waivers/reimbursements .......        3.02%(e)(f)        3.54%(f)          2.80%(f)       2.39%          1.60%          1.57%
  Expenses, before
    waivers/reimbursements .......        6.15%(e)           5.12%               -0-            -0-            -0-            -0-
  Net investment income (loss) ...       (1.89)%(b)(e)      (2.88)%(b)        (2.27)%        (1.35)%         (.85)%          .21%
Portfolio turnover rate ..........          52%               110%              205%           145%           268%           109%

See footnote summary on page 23.


--------------------------------------------------------------------------------
                                           ALLIANCE GLOBAL ENVIRONMENT FUND o 19

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     -----------------------------------------------------------------
                                                                                   CLASS B
                                                     -----------------------------------------------------------------
                                                      Six Months
                                                           Ended                                            October 6,
                                                       April 30,           Year Ended October 31,           1997(g) to
                                                            2000           ----------------------          October 31,
                                                     (unaudited)              1999           1998                 1997
                                                     -----------------------------------------------------------------
Net asset value, beginning of period ...........           $5.58             $8.30         $18.76               $19.92
                                                     -----------------------------------------------------------------
Income From Investment Operations
Net investment loss(a) .........................            (.07)(b)          (.21)(b)       (.27)                (.20)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions .................................            1.22               .59          (1.12)                (.96)
                                                     -----------------------------------------------------------------
Net increase (decrease) in net asset value
  from operations ..............................            1.15               .38          (1.39)               (1.16)
                                                     -----------------------------------------------------------------
Less: Distributions
Distributions from net realized gain on
  investments and foreign currency
  transactions .................................            (.11)            (3.10)         (9.07)                  -0-
                                                     -----------------------------------------------------------------
Net asset value, end of period .................           $6.62             $5.58          $8.30               $18.76
                                                     =================================================================
Total Return
Total investment return based on
  net asset value(c) ...........................           21.05%             7.50%        (10.79)%              (5.82)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ......            $345              $266           $152                 $235(h)
Ratio to average net assets:
  Expenses, net of waivers/reimbursements ......            3.72%(e)(f)       4.12%(f)       3.52%(f)            20.84%(e)
  Expenses, before waivers/reimbursements ......            6.53%(e)          5.90%            -0-                  -0-
  Net investment loss ..........................           (2.55)%(b)(e)     (3.44)%(b)     (2.93)%              (1.03)%(e)
Portfolio turnover rate ........................              52%              110%           205%                 145%

See footnote summary on page 23.


--------------------------------------------------------------------------------
20 o ALLIANCE GLOBAL ENVIRONMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     ----------------------------------------------------
                                                                                            CLASS C
                                                                     ----------------------------------------------------
                                                                      Six Months
                                                                           Ended                              November 5,
                                                                       April 30,           Year Ended          1997(g) to
                                                                            2000          October 31,         October 31,
                                                                     (unaudited)                 1999                1998
                                                                     ----------------------------------------------------
Net asset value, beginning of period ...........................           $5.55                $8.27              $19.15
                                                                     ----------------------------------------------------
Income From Investment Operations
Net investment loss(a) .........................................            (.08)(b)             (.21)(b)            (.27)
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ................................            1.22                  .59               (1.54)
                                                                     ----------------------------------------------------
Net increase (decrease) in net asset value from operations .....            1.14                  .38               (1.81)
                                                                     ----------------------------------------------------
Less: Distributions
Distributions from net realized gain on investments and
  foreign currency transactions ................................            (.11)               (3.10)              (9.07)
                                                                     ----------------------------------------------------
Net asset value, end of period .................................           $6.58                $5.55               $8.27
                                                                     ====================================================
Total Return
Total investment return based on net asset value(c) ............           20.99%                7.55%             (12.88)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ......................            $184                  $32                 $31
Ratio to average net assets:
  Expenses, net of waivers/reimbursements(f) ...................            3.72%(e)             4.02%               3.39%(e)
  Expenses, before waivers/reimbursements ......................            6.54%(e)             5.83%                 -0-
  Net investment loss ..........................................           (2.55)%(b)(e)        (3.34)%(b)          (2.75)%(e)
Portfolio turnover rate ........................................              52%                 110%                205%

See footnote summary on page 23.


--------------------------------------------------------------------------------
                                           ALLIANCE GLOBAL ENVIRONMENT FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     ----------------------------------------------------
                                                                                         ADVISOR CLASS
                                                                     ----------------------------------------------------
                                                                      Six Months                                 December
                                                                           Ended                              29, 1997(g)
                                                                       April 30,           Year Ended                  to
                                                                            2000          October 31,         October 31,
                                                                     (unaudited)                 1999                1998
                                                                     ----------------------------------------------------
Net asset value, beginning of period ...........................           $5.72                $8.37               $9.15
                                                                     ----------------------------------------------------
Income From Investment Operations
Net investment loss(a) .........................................            (.05)(b)             (.15)(b)            (.20)
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ................................            1.26                  .60                (.58)
                                                                     ----------------------------------------------------
Net increase (decrease) in net asset value from operations .....            1.21                  .45                (.78)
                                                                     ----------------------------------------------------
Less: Distributions
Distributions from net realized gain on investments and
  foreign currency transactions ................................            (.11)               (3.10)                 -0-
                                                                     ----------------------------------------------------
Net asset value, end of period .................................           $6.82                $5.72               $8.37
                                                                     ====================================================
Total Return
Total investment return based on net asset value(c) ............           21.59%                8.65%              (8.52)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ......................              $6                   $5                  $5
Ratio to average net assets:
  Expenses, net of waivers/reimbursements(f) ...................            2.71%(e)             3.09%               3.04%(e)
  Expenses, before waivers/reimbursements ......................            6.18%(e)             4.86%                 -0-
  Net investment loss ..........................................           (1.67)%(b)(e)        (2.41)%(b)          (2.39)%(e)
Portfolio turnover rate ........................................              52%                 110%                205%

See footnote summary on page 23.


--------------------------------------------------------------------------------
22 o ALLIANCE GLOBAL ENVIRONMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b)   Net of expenses waived/reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge are not reflected in the calculation of total investment return. Total investment return for a period of less than one year is not annualized.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(e)   Annualized

(f) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                 Six Months
                                      Ended
                                  April 30,           Year Ended October 31,
                                       2000           ----------------------
                                (unaudited)            1999            1998
                                --------------------------------------------
      Class A..............           3.00%           3.53%           2.79%
      Class B..............           3.70%           4.10%           3.51%
      Class C..............           3.70%           4.00%           3.38%
      Advisor Class........           2.70%           3.08%           3.03%

(g)   Commencement of distribution.

(h)   Actual net assets without 000's omitted.


--------------------------------------------------------------------------------
                                           ALLIANCE GLOBAL ENVIRONMENT FUND o 23

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

Consumer Price Index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

Federal Reserve Board (Fed)

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.


--------------------------------------------------------------------------------
24 o ALLIANCE GLOBAL ENVIRONMENT FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $394 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 28 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 276 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/00.


--------------------------------------------------------------------------------
                                           ALLIANCE GLOBAL ENVIRONMENT FUND o 25

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
David H. Dievler(1)
John H. Dobkin(1)
W.H. Henderson(1)
Stig Host(1)
Alan Stoga(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Michael R. Baldwin, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Fund Services, Inc.
P.O.Box 1520
Secaucus, NJ 07094
Toll-Free 1-(800)-221-5672

(1) Member of the Audit Committee.


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26 o ALLIANCE GLOBAL ENVIRONMENT FUND
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                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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                                           ALLIANCE GLOBAL ENVIRONMENT FUND o 27

NOTES


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28 o ALLIANCE GLOBAL ENVIRONMENT FUND
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Alliance Global Environment Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

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